UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2014

NATURALNANO, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-49901	87-0646435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

763 Linden Avenue, Rochester, NY 14625
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (585) 267-4848

 ______________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 18, 2014, the stockholder of NaturalNano, Inc. (the “Company”) holding a majority of the total voting power of all issued and outstanding voting capital of the Company (the “Majority Stockholder”) approved, by written consent, the following matters (collectively, the “Actions”):

(i) the Company’s Fourth Amended and Restated Articles of Incorporation (the “Amended and Restated Charter”) to (a) change the name of the Company from “NaturalNano, Inc.” to “Encore Energy Partners, Inc.”; (b) increase the authorized number of shares from 800,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”) and 10,000,000 shares of preferred stock, par value $0.001, to 1,800,000,000 shares of Common Stock, and 100,000,000 shares of preferred stock; and (c) change the required number of directors comprising of the Board of Directors;

(ii) an amendment to the Company’s Articles of Incorporation to effectuate a reverse stock split of its issued and outstanding shares of Common Stock in the ratio range of not less than one-for-100 and not more than one-for-600, with the exact ratio to be set within this range as determined by the Board of Directors, in its sole discretion; and

(iii) the Third Amended and Restated Bylaws of the Company.

The foregoing description of the Actions does not purport to be complete and is qualified in its entirety by reference to the complete text of the Company’s Preliminary Information Statement on Schedule 14C filed with the SEC on July 22, 2014.

James Wemett, the Company’s President and director, is the Majority Stockholder and holds 100 shares of the Company’s Series D Preferred Stock which is entitled to a fifty-one percent (51%) vote on all matters submitted to a vote of the stockholders of the Company.

Pursuant to rules adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Information Statement on Schedule 14C (the “Information Statement”) in connection with the Actions will be sent or given to the stockholders of the Company. The Actions to be taken pursuant to the written consent shall be taken on or around the date that is twenty (20) days after the mailing of this Information Statement.

A copy of the Amended and Restated Charter, the Third Amended and Restated Bylaws and the form of Certificate of Amendment to the Articles of Incorporation is attached hereto as Exhibits 3.1, 3.2 and 3.3, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit No.	Description
3.1	The Fourth Amended and Restated Articles of Incorporation*
3.2	The Third Amended and Restated Bylaws*
3.3	Form of Certificate of Amendment to the Articles of Incorporation*
___________
* Incorporated herein by reference to Appendixes to the Company’s Information Statement on Schedule 14C filed with the SEC on July 22, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURALNANO, INC.

Date: July 23, 2014	By	/s/ James Wemett
	Name:	James Wemett
	Title:	President